Operating Expenses (Details) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Selling expenses		$ 1,611.1	$ 1,653.0	$ 1,348.6
General and administrative expenses:
Salaries and related benefits		4,995.4	4,691.3	4,139.5
Other general and administrative expenses	[1]	5,042.8	4,493.4	3,157.3
Total general and administrative expenses		10,038.2	9,184.7	7,296.8
Total operating expenses		11,649.3	10,837.7	$ 8,645.4
Health Insurer Fee		856.8	605.3
Reinsurance contribution under Health Care Reform		$ 210.0	$ 335.5

[1]	In 2015 and 2014, includes fees mandated by the ACA comprised primarily of the HIF of $856.8 million and $605.3 million, respectively, and our estimated contribution to the funding of the reinsurance program of $210.0 million and $335.5 million, respectively. Refer to Note 2 beginning on page 88 for additional information on fees mandated by the ACA.